                                                                     EXHIBIT 4.3


                           CHORUM TECHNOLOGIES INC.

               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                               SEPTEMBER 5, 2000

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----
1. Registration Rights 1
     1.1   Definitions...................................................   1
     1.2   Request for Registration......................................   3
     1.3   Company Registration..........................................   4
     1.4   Obligations of the Company....................................   5
     1.5   Furnish Information...........................................   6
     1.6   Expenses of Demand Registration...............................   6
     1.7   Expenses of Company Registration..............................   7
     1.8   Underwriting Requirements.....................................   7
     1.9   Delay of Registration.........................................   8
     1.10  Indemnification...............................................   8
     1.11  Reports Under Securities Exchange Act of 1934.................  10
     1.12  Form S-3 Registration.........................................  10
     1.13  Assignment of Registration Rights.............................  11
     1.14  Market Stand-Off Agreement....................................  12
     1.15  Termination of Registration Rights............................  12

2. Covenants of the Company 13
     2.1   Delivery of Financial Statements..............................  13
     2.2   Inspection....................................................  13
     2.3   Confidentiality, Assignment and Termination of Covenants......  14
     2.4   Right of First Offer..........................................  15
     2.5   Board of Directors............................................  16
     2.6   Observer Rights...............................................  17
     2.7   Proprietary Information and Inventions Agreement..............  18
     2.8   Key-Man Insurance.............................................  18
     2.9   Assignments of Rights of First Refusal........................  18
     2.10  Indemnification Agreement.....................................  19

3. Miscellaneous.........................................................  19
     3.1   Successors and Assigns........................................  19
     3.2   Governing Law.................................................  19
     3.3   Counterparts..................................................  19
     3.4   Titles and Subtitles..........................................  19
     3.5   Notices.......................................................  19
     3.6   Expenses......................................................  19
     3.7   Amendments and Waivers........................................  20
     3.8   Severability..................................................  20
     3.9   Aggregation of Stock..........................................  20
     3.10  Additional Parties............................................  20
     3.11  Delays or Omissions...........................................  20
     3.12  Entire Agreement..............................................  21
     3.13  Prior Agreement...............................................  21

Schedule A   Schedule of Investors and Founders

               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


          THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT is made as of September 5, 2000, by and among Chorum Technologies Inc., a Delaware corporation (the "Company"), and the investors and the founders of the Company listed on Schedule A hereto (the "Investors" and the "Founders," respectively).
----------

                                   RECITALS

          WHEREAS, certain of the Investors (the "Prior Investors") and the Founders possess registration rights and certain of the Investors possess other investor rights granted pursuant to that certain Amended and Restated Investors' Rights Agreement, dated November 10, 1999, among the Company, the Founders and the persons listed on Schedule A thereto (the "Prior Agreement");
                      ----------

          WHEREAS, certain of the Investors (the "Series E Investors") are parties to that certain Series E Preferred Stock Purchase Agreement of even date herewith (the "Series E Agreement") among the Company and the investors listed on the Schedule of Investors attached thereto, pursuant to which the Series E Investors are purchasing shares of the Company's Series E Preferred Stock;

          WHEREAS, in order to induce the Company to enter into the Series E Agreement and to induce the Series E Investors to invest funds in the Company pursuant to the Series E Agreement, the Prior Investors and the Founders hereby agree to waive their rights under the Prior Agreement, and the Investors, the Founders and the Company hereby agree that this Agreement shall govern the rights of the Investors and the Founders to cause the Company to register shares of Common Stock issued or issuable to such persons, and certain other matters as set forth herein; and

          WHEREAS, the Series E Investors and the Company have agreed, pursuant to the Series E Agreement, to enter into this Agreement;

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto hereby agree as follows:

          1.   Registration Rights. The Company covenants and agrees as follows:
               -------------------

               1.1  Definitions.  For purposes of this Agreement:
                    -----------

                    (a) The term "Act" means the Securities Act of 1933, as amended.

                    (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                    (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

                    (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                    (e) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                    (f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series B-1 Preferred Stock, Series B-2 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, (ii) for purposes of Section 1.3 only (and other portions of this Section 1, only to the extent they relate to rights or registration under Section 1.3), the term "Registrable Securities" shall also include shares of Series A Preferred Stock or Common Stock of the Company held by the Founders, and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) and (ii) above; provided, however, that the term "Registrable Securities" shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned and any shares of Common Stock ("Special Mandatory Conversion Shares") issued upon conversion of Series B-1 Preferred Stock, Series B-2 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, pursuant to Article IV, Section
(B), Paragraph 4(l) of the Company's Restated Certificate of Incorporation (as amended, the "Certificate of Incorporation") (which Paragraph is entitled "Special Mandatory Conversion"), as such provision may be amended from time to time; provided further, that Registrable Securities shall only be treated as Registrable Securities if and so long as, they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

                    (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

                    (h) The term "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

               1.2  Request for Registration.
                    ------------------------

                    (a) If the Company shall receive at any time after the earlier of (i) October 1, 2002, or (ii) twelve (12) months after the effective date of the first registration statement for a firmly underwritten public offering of securities of the Company under the Act, the public offering of which is for aggregate proceeds to the Company, net of underwriters' discounts and commissions, of more than $15,000,000 (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from either (x) the Holders of fifty-one percent (51%) of the Registrable Securities then outstanding or (y) in the case of a request made after a registration requested pursuant to this Section 1.2 has already been declared effective, the Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding, that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding and having a reasonably anticipated aggregate offering price, net of underwriting discounts and commissions, greater than $7,500,000, then the Company shall:

                         (i)  within twenty (20) days of the receipt thereof,
give written notice of such request to all Holders; and

                         (ii) use its best efforts to cause to be registered
under the Act as soon as practicable, all Registrable Securities that the Holders request to be registered and to cause the registration statement pertaining thereto to be declared effective, subject to the limitations of subsection 1.2(b), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

                    (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting; provided, however, that in no event shall the Holders be obligated to provide indemnification on claims arising out of facts not provided by the Holders or in an amount exceeding the net proceeds realized by the Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders electing to include shares in the offering, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless and until all other securities, including securities of the Founders under subsection 1.2(e) below, are first entirely excluded from the underwriting.

                    (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer (or, if there is no Chief Executive Officer, the President) of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty
(120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

                    (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

                         (i)   In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and may be required under the Act;

                         (ii)  After the Company has effected two (2)
registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                         (iii) During the period starting with the date sixty
(60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing its best efforts to cause such registration statement, subject to Section 1.3 hereof, to be declared effective; or

                         (iv)  If the Initiating Holders propose to dispose of
shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

                    (e) In connection with a registration under this Section 1.2, the Founders shall be entitled to include any of their shares of Common Stock in any registration by the Company under this Section 1.2, provided that
(A) such person's rights under this Section 1.2 shall be subordinate to the rights of the Investors and (B) such persons agree to be bound by all other provisions of this Agreement and participate in any such registration on the same basis as each Holder in accordance with all applicable provisions of this Agreement.

               1.3  Company Registration.
                    --------------------

                    (a) If at any time or from time to time (but without any obligation to do so), the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, include in the registration statement all of the Registrable Securities that each such Holder has requested to be registered.

                    (b) Upon any sale by the Company of shares of its Common Stock or other securities to the public in a firmly underwritten public offering solely for cash, the Founders shall be entitled to include any of their Registrable Securities in any registration by the Company under this Section 1.3, if such persons agree to be bound by all other provisions of this Agreement and participate in any such registration on the same basis as each Holder (except as specifically set forth in Section 1.8 below) in accordance with all applicable provisions of this Agreement.

               1.4  Obligations of the Company.  Whenever required under this
                    --------------------------
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty
(120) days or, if earlier, until the distribution contemplated in the registration statement has been completed.

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                    (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                    (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; provided, however, that in no event shall the Holders be obligated to provide indemnification on claims arising out of facts not provided by the Holders or in an amount exceeding the net proceeds realized by the Holders.

                    (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing.

                    (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed.

                    (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               1.5  Furnish Information.
                    -------------------

                    (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                    (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(ii), whichever is applicable.

               1.6  Expenses of Demand Registration.  All expenses other than
                    -------------------------------
(i) underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2 and (ii) fees and expenses of counsel for any selling Holder (if other than counsel to the Company), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case, all participating Holders shall either, at the election of the Initiating Holders, bear such expenses or such withdrawn registration shall be counted as one (1) of the two (2) registrations effectuated pursuant to Section 1.2), provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

               1.7  Expenses of Company Registration.  The Company shall bear
                    --------------------------------
and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company, but excluding underwriting discounts and commissions relating to Registrable Securities and fees and expenses of counsel for any selling Holder (if other than counsel to the Company).

               1.8  Underwriting Requirements.  In connection with any offering
                    -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) (provided, however, that in no event shall the Holders be obligated to provide indemnification on claims arising out of facts not provided by the Holders or in an amount exceeding the net proceeds realized by the Holders), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders), but in no event shall any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 or Section 1.12 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a holder of Registrable Securities and that is a partnership or corporation, the affiliated partnerships, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

               1.9  Delay of Registration.  No Holder shall have any right to
                    ---------------------
obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

               1.10 Indemnification.
                    ---------------

                    (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder (including its officers, directors, managers, members, partners and employees), Founder, any underwriter (as defined in the Act) for such Holder, Founder and each person, if any, who controls such Holder, Founder or underwriter within the meaning of the Act or the 1934 Act, against any expenses, losses, claims, damages, or liabilities (joint or several), or actions in respect thereof or any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Act, or the 1934 Act or other federal or state securities law, insofar as such expenses, losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder (including its officers, directors, managers, members, partners and employees), Founder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such expense, loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such expense, loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, Founder, underwriter or controlling person.

                    (b) To the extent permitted by law, each selling Holder (and any selling Founder) will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder or Founder selling securities in such registration statement and any controlling person of any such underwriter or other Holder or Founder, against any expenses, losses, claims, damages, or liabilities (joint or several), or actions in respect thereof or any of the foregoing incurred in settlement of any litigation, commenced or threatened to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state securities law, insofar as such expenses, losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder (or selling Founder, if applicable) expressly for use in connection with such registration; and each such Holder (or selling Founder, if applicable) will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such expense, loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such expense, loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (or selling Founder, if applicable), which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder (or selling Founder, if applicable).

                    (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to an actual or potential conflict of interest between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnifying party shall be required to indemnify any indemnified party with respect to any settlement entered into without such indemnifying party's prior consent.

                    (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                    (e) The obligations of the Company and Holders and Founders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

               1.11 Reports Under Securities Exchange Act of 1934.  With a view
                    ---------------------------------------------
to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                    (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                    (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

               1.12 Form S-3 Registration.  In case the Company shall receive
                    ---------------------
from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                    (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                    (b) use its best efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within ten (10) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.12: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at a reasonably anticipated aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company (or, if there is no Chief Executive Officer of the Company, the President) stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the

Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (iv) if the Company has, within the six
(6) month period preceding the date of such request, already effected one (1) registration on Form S-3 for the Holders pursuant to this Section 1.12; (v) if the Company has already effected a total of six (6) registrations on Form S-3 for the Holders pursuant to this Section 1.12; or (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                    (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printers' and accounting fees and the reasonable fees and disbursements of counsel for the Company, but excluding (i) any underwriters' discounts or commissions associated with Registrable Securities and (ii) fees and expenses of counsel for any selling Holder (if other than counsel for the Company), shall be borne by the Company. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

               1.13 Assignment of Registration Rights.  The rights to cause the
                    ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who (i) after such assignment or transfer, holds at least 1,005,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), (ii) is a partnership or other similar entity that is affiliated with the transferring Holder that is also a partnership or other similar entity or (iii) is a majority-owned subsidiary of the transferring Holder; provided (a) the Company is, within thirty (30) days after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.14 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership or other similar entity who are partners, retired partners, constituent members, or retired members of such partnership or other similar entity (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or other similar entity; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.13.

               1.14 "Market Stand-Off" Agreement.  Each Investor and Founder
                     ---------------------------
hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held by it immediately prior to the date of the final prospectus, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock held by it immediately prior to the date of the final prospectus, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The underwriters in connection with the Company's initial public offering are intended third party beneficiaries of this Section 1.14 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such securities of each Investor and Founder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. The foregoing provisions of this
Section 1.14 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement and shall only be applicable to the Holders if all officers and directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. Any waiver by the underwriters of the "market stand-off" obligations set forth herein as to any greater than one percent (1%) stockholder who is not an employee, officer or director shall be effective as to the other Holders. In order for an amendment of clauses (i) or (ii) above to be effective against any Holder that is an Investment Company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), such Holder or Holders must consent to such amendment.

               1.15 Termination of Registration Rights.  No Holder shall be
                    ----------------------------------
entitled to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public (the "IPO") or (ii) as to any Holder, such time after the IPO at which all Registrable Securities held by such Holder can be sold in any three-month period without registration in compliance with Rule 144 of the Act. Notwithstanding the foregoing, no Holder shall be entitled to exercise any right provided for in this Section 1 with respect to any Special Mandatory Conversion Shares.

          2.   Covenants of the Company.
               ------------------------

               2.1  Delivery of Financial Statements.  The Company shall
                    --------------------------------
deliver to each Investor that holds at least 1,005,000 shares (as adjusted for subsequent stock splits, stock dividends, combinations and other recapitalizations) of Preferred Stock (or Common Stock issued upon conversion thereof) of the Company:

                    (a)  as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such fiscal year, and a statement of cash flows for such fiscal year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                    (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement for such quarter, statement of cash flows for such quarter and an unaudited balance sheet and comparison to budget as of the end of such quarter;

                    (c) within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows for such month, and a balance sheet and comparison to budget for and as of the end of such month, in reasonable detail;

                    (d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and income statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                    (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financial statements were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment; and

                    (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection
(f) or any other subsection of Section 2.1 to provide information that it deems in good faith to be a trade secret or similar confidential information.

               2.2  Inspection.  The Company shall permit each Investor that
                    ----------
holds at least 1,005,000 shares (as adjusted for subsequent stock splits, stock dividends, combinations and other recapitalizations) of Preferred Stock (or Common Stock issued upon conversion thereof) of the Company, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

               2.3  Confidentiality, Assignment and Termination of Covenants.
                    --------------------------------------------------------

                    (a) Each Investor receiving information under the covenants set forth in Section 2.1 and Section 2.2 hereby agrees to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; provided, however, that notwithstanding the foregoing, (i) the Investors may include summary financial information concerning the Company and general statements concerning the nature and progress of the Company's business in their reports to their limited partners or other constituent members; (ii) the Investors may disclose such information to their respective board of directors, investment advisers, attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with their respective investments in the Company, provided that such persons agree to hold such information confidential as provided in this Agreement; (iii) with Company's prior written consent, the Investors may disclose such information to any prospective purchaser of any shares of the Company owned by such Investors as long as such prospective purchaser agrees in writing to be bound by the confidentiality provisions as provided in this Agreement; (iv) the Investors may disclose such information to any of their respective Affiliates (as defined in the Investment Company Act), provided that such Affiliates agree to hold such information confidential as provided in this Agreement; or (v) the Investors may disclose such information as required by applicable law or regulation, regulatory body, stock exchange, court or administrative order, or with Company's prior written consent, any listing or trading agreement concerning an Investor or the Company.

                    (b)  The covenants set forth in Section 2.1, Section 2.2,
Section 2.4, Section 2.5, Section 2.6, Section 2.7, Section 2.8 and Section 2.9 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the 1934 Act, whichever event shall occur first.

                    (c) It is agreed that for purposes of the covenants set forth in Section 2.1 and Section 2.2 above, if Investment Companies (as defined in the Investment Company Act) with the same Investment Advisors (as defined in the Investment Company Act) hold in the aggregate greater than 1,005,000 shares (as adjusted for subsequent stock splits, stock dividends, combinations and other recapitalizations) of Preferred Stock (or Common Stock issued upon conversion thereof) of the Company, such Investment Advisor shall be entitled to exercise the rights set forth in Section 2.1 and Section 2.2 above for the respective Investment Companies.

               2.4  Right of First Offer.  Subject to the terms and conditions
                    --------------------
specified in this paragraph 2.4, the Company hereby grants to each Investor a right of first offer to purchase its Pro Rata Share (as hereinafter defined) (in whole or in part) with respect to future sales by the Company of its Shares (as hereinafter defined). Each Investor shall be entitled to assign or apportion the right of first offer hereby granted it among itself and its partners and affiliates (including in the case of a venture capital fund other venture capital funds affiliated with such fund) in such proportions, as it deems appropriate. For purposes of this Section 2.4, an Investor's "Pro Rata Share" of Shares shall mean that number of Shares that equals the proportion that (x) the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by such Investor (excluding any Special Mandatory

Conversion Shares) bears to (y) the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities then outstanding).

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Investor in accordance with the following provisions:

                    (a) The Company shall deliver a notice by confirmed facsimile transmission, certified mail or a nationally recognized overnight courier service ("Notice") to each of the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and a summary of the terms, if any, upon which it proposes to offer such Shares.

                    (b) By written notification received by the Company within ten (10) calendar days after receipt of the Notice, each Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to its Pro Rata Share of such Shares. The Company shall promptly, in writing, inform each Major Investor (as defined below) that elects to purchase all the shares available to it (a "Fully-Exercising Investor") of any other Major Investor's failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully-Exercising Investor may elect to purchase that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares. For purposes of this Section 2.4, a Major Investor shall mean any Investor or transferee that holds at least three hundred thousand (300,000) shares of Preferred Stock or the Common Stock issued upon conversion thereof (as adjusted for stock splits, stock dividends, combinations and other recapitalizations).

                    (c) If all Shares that the Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the sixty (60) day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

                    (d) The right of first offer in this Section 2.4 shall not be applicable (i) to shares of Common Stock issuable or issued to employees, consultants or directors pursuant to a stock option plan or restricted stock plan approved by the Board of Directors or pursuant to a stock purchase agreement unanimously approved by the Board of Directors, (ii) to shares of Common Stock issued or issuable in a firm commitment underwritten public offering, (iii) to shares of Common Stock issued or issuable upon conversion of shares of Preferred Stock or as a dividend or distribution on the shares of Preferred Stock, (iv) to securities issued or issuable to banks or equipment lessors, provided that the principal purpose of such issuances is not equity financing and such issuances are approved by the Board of Directors, (v) to securities issued in connection with business combinations or corporate partnering agreements approved by the Board of Directors, or (vi) to securities sold pursuant to the Series E Agreement.

               2.5  Board of Directors.
                    ------------------

                    (a) With respect to those three (3) members of the Company's Board of Directors that the Restated Certificate of Incorporation provides are to be elected by the holders of Series B-1 Preferred Stock and Series B-2 Preferred Stock, voting together as a single class and not as separate series, and on an as converted basis (the "Series B Board Members"), the Investors hereby agree to vote all of their shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock now owned or hereafter acquired in favor of the election of one designee of each of Sevin Rosen Fund V L.P., CenterPoint Venture Partners, L.P. and InterWest Partners, collectively the ("Venture Investors"); provided, however, that:

                         (i)   upon such time as one of the Venture Investors (a
"Force-Converted Venture Investor") has greater than fifty percent (50%) of the shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock originally issued to it converted into Common Stock pursuant to Article IV, Section (B), Paragraph 4(l) of the Restated Certificate of Incorporation (which Paragraph is entitled "Special Mandatory Conversion"), as such provision may be amended from time to time, the Investors hereby agree to vote all of their shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock now owned or hereafter acquired in favor of the election of three (3) designees designated in the following manner: one designee of each of the remaining Venture Investors who are not Force-Converted Venture Investors of the Company (the "Remaining Venture Investors") and one designee to be mutually agreed upon by the Remaining Venture Investors.

                         (ii)  upon such time as two (2) of the Venture
Investors are Force-Converted Venture Investors, the Investors hereby agree to vote all of their shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock now owned or hereafter acquired in favor of the election of three (3) designees designated by the Remaining Venture Investor.

                         (iii) upon such time as all of the Venture Investors
are Force-Converted Venture Investors, the Investors hereby agree to vote all of their shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock now owned or hereafter acquired in favor of the election of three (3) designees, such designees to be designated by the holders of at least a majority of the Preferred Stock and the Common Stock of the Company (voting together as a single class and not as a separate series, and on an as-converted basis).

                    (b) With respect to the member of the Company's Board of Directors that the Restated Certificate of Incorporation provides is to be elected by the holders of Series C Preferred Stock (the "Series C Board Member"), the Investors hereby agree to vote all of their shares of Series C Preferred Stock now owned or hereafter acquired in favor of the election of one designee of Austin Ventures (collectively with its affiliated entities, "Austin

Ventures"); provided however, that upon such time as Rho Management Trust I shall own a greater number of shares of Series C Preferred Stock than Austin Ventures, with respect to the Series C Board Member, the Investors hereby agree to vote all of their shares of Series C Preferred Stock now owned or hereafter acquired in favor of the election of one designee acceptable to Rho Management Trust I or Austin Ventures, whichever shall then own a greater number of shares of Series C Preferred Stock. Notwithstanding the foregoing, with respect to the Series C Board Member, the Investors hereby agree to vote all of their shares of Series C Preferred Stock now owned or hereafter acquired in favor of the election of an independent industry representative (an "Industry Representative") reasonably acceptable to each of (i) the holders of sixty percent (60%) of the shares of the Company's Series C Preferred Stock and (ii) the Company's Chief Executive Officer (or, if there is no Chief Executive Officer, the President), in the event that such parties shall agree to elect an Industry Representative. Upon such time as each of Austin Ventures and Rho Management Trust I has greater than fifty percent (50%) of the shares of Series C Preferred Stock originally issued to it converted into Common Stock pursuant to Article IV, Section (B), Paragraph 4(l) of the Restated Certificate of Incorporation (which Paragraph is entitled "Special Mandatory Conversion"), as such provision may be amended from time to time, with respect to the Series C Board Member, the Investors hereby agree to vote all of their shares of Series C Preferred Stock now owned or hereafter acquired in favor of the election of the designee designated by the holders of at least a majority of the Preferred Stock and the Common Stock of the Company (voting together as a single class and not as a separate series, and on an as-converted basis).

                    (c) With respect to the remaining members of the Company's Board of Directors, that the Restated Certificate of Incorporation provides are to be elected by the holders of Series A Preferred Stock, Series B-1 Preferred Stock, Series B-2 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Common Stock, voting together as a single class and not as separate series, and on an as converted basis (the "Remaining Board Members"), the Founders and the Investors hereby agree to vote all of their shares of Series A Preferred Stock, Series B-1 Preferred Stock, Series B-2 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Common Stock now owned or hereafter acquired so that the first of the Remaining Board Members to be elected is the Company's Chief Executive Officer (or, if there is no Chief Executive Officer, the President).

               2.6  Observer Rights. As long as Azure Capital Partners ("Azure")
                    ---------------
owns not less than fifty percent (50%) of the shares of the Series E Preferred Stock it is purchasing hereunder (or an equivalent amount of Common Stock issued upon conversion thereof), the Company shall invite a representative of Azure to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or would result in disclosure of trade secrets to such representative or if such Investor or its representative is a direct competitor of the Company.

               2.7  Proprietary Information and Inventions Agreement.  The
                    ------------------------------------------------
Company agrees to cause each employee and officer of the Company to enter into a proprietary information and inventions agreement in a form approved by the Company's Board of Directors, which form shall include, among other things, a provision prohibiting such person from soliciting any employees of the Company for one year after the termination of such person's service with the Company. The Company agrees to cause each director of the Company to enter into an agreement prohibiting such director from disclosing any of the Company's confidential information or from soliciting any employees or customers of the Company for one year after the termination of such director's service on the Company's Board of Directors.

               2.8  Key-Man Insurance.  At the discretion of the Company's Board
                    -----------------
of Directors, the Company agrees to use its best efforts to obtain from financially sound and reputable insurers term life insurance on such employees and in such amounts as shall be determined by the Board of Directors provided that such insurance is available at normally prevailing rates for persons in good health. Such policies shall name the Company as sole loss payee and shall not be cancelable by the Company without prior approval of the Board of Directors.

               2.9  Assignments of Rights of First Refusal.  So long as any
                    --------------------------------------
shares of Preferred Stock are outstanding, the Company agrees that, as a condition to issuing any shares of Common Stock to any employee or director or other service provider of the Company under the Company's then applicable stock option plan, such employee or director shall be required to enter into an agreement with the Company that shall provide the Company, or any assignee or assignees of the Company, with a right of first refusal, in the form set forth in the Company's 1997 Stock Plan, to purchase any shares that such employee or director proposes to sell or transfer to a person other than the Company. The Company further covenants and agrees that, in the event (i) an employee or director or other service provider proposes to sell or transfer such shares to a person other than the Company, (ii) the Company has not sold shares of the Company's capital stock in an offering registered under the Act and (iii) the Company has determined not to elect to exercise its right of first refusal to purchase all of the shares that are proposed to be sold or transferred by such employee or director or service provider (such balance of the shares not elected to be purchased by the Company being the "Available Shares"), then the Company agrees that it shall assign its right of first refusal to purchase the Available Shares to the Investors by notice to the Investors made at least ten (10) business days prior to the expiration of the Company's right of first refusal, and each Investor shall thereafter have the right to elect to exercise such right of first refusal to purchase its proportionate share of the Available Shares based on the proportion that the number of shares of Registrable Securities then held by such Investor bears to the aggregate number of shares of Registrable Securities then held by all Investors (excluding the Founders). The exercise of such right of first refusal by the Investors shall be made subject to and in compliance with the terms applicable to the right of first refusal in favor of the Company as set forth in the applicable agreements used under the applicable plan.

               2.10 Indemnification Agreement.  The Company shall enter into its
                    -------------------------
form of Indemnification Agreement with the Series C Board Member on or as promptly as possible after the date hereof and with any successor Series C Board Member as soon as then practicable.

          3.   Miscellaneous.
               -------------

               3.1  Successors and Assigns.  Except as otherwise provided
                    ----------------------
herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               3.2  Governing Law.  This Agreement shall be governed by and
                    -------------
construed under the laws of the State of Delaware.

               3.3  Counterparts.  This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               3.4  Titles and Subtitles.  The titles and subtitles used in this
                    --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               3.5  Notices.  Unless otherwise provided, any notice required or
                    -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission or nationally recognized overnight courier service or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

               3.6  Expenses. If any action at law or in equity is necessary to
                    --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               3.7  Amendments and Waivers. Any term of this Agreement may be
                    ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding (excluding any Registrable Securities held by the Founders); provided, however, that in the event such amendment or waiver adversely affects the rights and/or obligations of the Founders under Section 1 of this Agreement in a different manner than all other Holders, such amendment or waiver shall also require the written consent of the holders of at least a majority of the Common Stock (assuming the conversion of all outstanding shares of Series A Preferred Stock) then held by the Founders.

               3.8  Severability.  If one or more provisions of this Agreement
                    ------------
are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

               3.9  Aggregation of Stock.  All shares of Registrable Securities
                    --------------------
of the Company held or acquired by a stockholder and its affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. For purposes of the foregoing, the shares held by any stockholder that (i) is a partnership, corporation or other similar entity shall be deemed to include shares held by affiliated partnerships or the partners, retired partners, stockholders and constituent members of such holder or members of the "immediate family" (as defined below) of any such partners, retired partners, stockholders and constituent members, and any custodian or trustee for the benefit of any of the foregoing persons; (ii) is an Investment Company (as defined in the Investment Company Act) shall be deemed to include shares held by any other Investment Company with the same Investment Advisors (as defined in the Investment Company Act); and (iii) is an individual shall be deemed to include shares held by any members of the stockholder's immediate family ("immediate family" shall include any spouse, father, mother, brother, sister, lineal descendant of spouse or lineal descendant) or to any custodian or trustee for the benefit of any of the foregoing persons.

               3.10 Additional Parties. In the event of a subsequent closing
                    ------------------
with a purchaser as provided for in Section 1.3 of the Series E Agreement, such purchaser shall become a party to this Agreement as an "Investor" upon receipt from such purchaser of a fully executed signature page hereto.

               3.11 Delays or Omissions.  No delay or omission to exercise any
                    -------------------
right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

               3.12 Entire Agreement.  This Agreement and the documents referred
                    ----------------
to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and any other written or oral agreements between the parties hereto are expressly canceled.

               3.13 Prior Agreement.  The Prior Agreement is hereby superseded
                    ---------------
in its entirety and shall be of no further force or effect.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                             CHORUM TECHNOLOGIES INC.



                                             By:     /s/ Scott Grout
                                                ------------------------------
                                                Scott Grout
                                                President

                                   Address:  1303 East Arapaho Road
                                             Richardson, Texas 75081



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                            INVESTORS:

                                            AZURE CAPITAL PARTNERS



                                            By:     /s/ Martin Brusco
                                               -----------------------------
                                            Name:  Martin Brusco
                                            Title: Chief Financial Officer

                                Address:    c/o Paul Weinstein
                                            650 California Street, 11/th/ Floor
                                            San Francisco, CA 94108

                                Telephone:  (415) 276-5510
                                Facsimile:  (415) 276-5590



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        OCTANE CAPITAL FUND I, L.P.


                                        By:  Octane Capital Management, LLC,
                                              Its General Partner


                                        By:      /s/ Emeric J. McDonald
                                           -----------------------------------
                                           Emeric J. McDonald, Manager


                            Address:    c/o Tim Murphy
                                        1 Maritime Plaza, Suite 2555
                                        San Francisco, CA 94111

                            Telephone:  (415) 277-2978
                            Facsimile:  (415) 986-1312



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        TAILWIND CAPITAL PARTNERS 2000, L.P.


                                        By: Thomas Weisel Capital Partners LLC
                                            Its General Partner


                                        By:       /s/ Marianne Winkler
                                           ------------------------------------
                                        Name:   Marianne Winkler
                                        Title:  Chief Financial Officer

                            Address:    Pacific Telesis Tower
                                        One Montgomery Street
                                        San Francisco, CA 94104

                            Telephone:  (415) 364-2500
                            Facsimile:  (415) 364-5980



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                              /s/ David Welch
                                        -----------------------------
                                        David Welch

                            Address:    1845 White Oak Drive
                                        Menlo Park, CA  94025

                            Telephone:  (650) 326-9339
                            Facsimile:  (650) 328-5938



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   BOWMAN CAPITAL CLIPPER FUND, L.P.,

                                   By:  Bowman Capital Management, LLC,
                                        its General Partner


                                   By:        /s/ Eric Moore
                                      ----------------------------------
                                        Eric Moore
                                        Controller

                       Address: 1875 South Grant Street, Suite 600 San Mateo, California 94402
                       Telephone:  (650) 287-2277
                       Facsimile:  (650) 522-8497


                                   BOWMAN CAPITAL CROSSOVER FUND, L.P.,

                                   By:  Bowman Capital Management, LLC,
                                        its General Partner


                                   By:        /s/ Eric Moore
                                      ----------------------------------
                                        Eric Moore
                                        Controller

                       Address: 1875 South Grant Street, Suite 600 San Mateo, California 94402
                       Telephone:  (650) 287-2277
                       Facsimile:  (650) 522-8497


                                   BOWMAN CAPITAL CROSSOVER FUND "A", L.P.,

                                   By:  Bowman Capital Management, LLC,
                                        its General Partner


                                   By:        /s/ Eric Moore
                                      ----------------------------------
                                        Eric Moore
                                        Controller

                       Address: 1875 South Grant Street, Suite 600 San Mateo, California 94402
                       Telephone:  (650) 287-2277
                       Facsimile:  (650) 522-8497



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        AUSTIN VENTURES V, L.P.

                                        By:  AV Partners V, L.P.,
                                        Its: General Partner


                                        By:         /s/ Ed Olkkola
                                           ---------------------------------
                                             Ed Olkkola
                                             General Partner

                            Address: 114 West 7/th/ Street, Suite 1300 Austin, Texas 78701
                            Telephone:  (512) 479-0055
                            Facsimile:  (512) 485-1995


                                        AUSTIN VENTURES V AFFILIATES
                                        FUND, L.P.

                                        By:  AV Partners V, L.P.
                                        Its: General Partner


                                        By:         /s/ Ed Olkkola
                                           ---------------------------------
                                             Ed Olkkola
                                             General Partner

                            Address: 114 West 7/th/ Street, Suite 1300 Austin, Texas 78701
                            Telephone:  (512) 479-0055
                            Facsimile:  (512) 485-1995



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        PARSON FINANCE LIMITED

                                        By:  Crown Advisors International Ltd.,
                                             Investment Management


                                        By:       /s/ David F. Bellet
                                           ------------------------------
                                           David F. Bellet
                                           Chairman

                            Address:    Lincoln Building
                                        Suite 3405
                                        60 East 42/nd/ Street
                                        New York, New York 10165
                            Telephone:  (212) 808-5278
                            Facsimile:  (212) 808-9073



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        CROWN GROWTH PARTNERS, LP

                                        By: Crown Growth Partners, LLC


                                        By:      /s/ David F. Bellet
                                           ------------------------------
                                           David F. Bellet
                                           General Partner


                            Address:    Lincoln Building
                                        Suite 3405
                                        60 East 42/nd/ Street
                                        New York, New York 10165
                            Telephone:  (212) 808-5278
                            Facsimile:  (212) 808-9073



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        /s/ David F. Bellet
                                        ------------------------------
                                        David F. Bellet

                            Address:    Lincoln Building
                                        Suite 3405
                                        60 East 42/nd/ Street
                                        New York, New York 10165
                            Telephone:  (212) 808-5278
                            Facsimile:  (212) 808-9073



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        ROUNDTABLE ASSOCIATES LLC



                                        By:       /s/ David F. Bellet
                                           -------------------------------
                                           David F. Bellet
                                           Managing Member

                            Address:    Lincoln Building
                                        Suite 3405
                                        60 East 42/nd/ Street
                                        New York, New York 10165
                            Telephone:  (212) 808-5278
                            Facsimile:  (212) 808-9073



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        RHO MANAGEMENT TRUST I


                                        By:  Rho Management Company, Inc.,
                                               as investment advisor


                                        By:        /s/ Peter Kalkanis
                                           --------------------------------
                                           Name:  Peter Kalkanis
                                           Title: CFO

                            Address:    c/o Peter Kalkanis
                                        152 West 57th Street, 23rd Floor
                                        New York, New York 10019
                            Telephone:  (212) 751-6677
                            Facsimile:  (212) 826-3692



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        CG ASIAN-AMERICAN FUND, L.P.

                                        By:  CG Asian-American Partners, L.P.
                                        Its: General Partner


                                        By:  Sycamore Management Corporation
                                        Its: General Partner


                                        By:     /s/ Simon Wong
                                           -----------------------------
                                           Simon Wong
                                           Vice President and Partner
                            Address:    Sycamore Ventures
                                        989 Lenox Drive, Suite 208
                                        Lawrenceville, New Jersey 08648
                            Telephone:  (609) 219-0100
                            Facsimile:  (609) 219-0101



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                              /s/ Kit C. Wong
                                        --------------------------------
                                        Kit C. Wong
                                        Attorney-In-Fact

                            Address:    c/o Sycamore Ventures
                                        989 Lenox Drive, Suite 208
                                        Lawrenceville, New Jersey 08648
                            Telephone:  (609) 219-0100
                            Facsimile:  (609) 219-0101



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                                  /s/ Kilin To
                                        -------------------------------
                                        Kilin To
                                        Attorney-in-Fact

                            Address:    c/o Kit C. Wong
                                        Sycamore Ventures
                                        989 Lenox Drive, Suite 208
                                        Lawrenceville, New Jersey 08648
                            Telephone:  (609) 219-0100
                            Facsimile:  (609) 219-0101



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                                /s/ Simon Wong
                                        -------------------------------
                                        Simon Wong

                            Address:    c/o Kit C. Wong
                                        Sycamore Ventures
                                        989 Lenox Drive, Suite 208
                                        Lawrenceville, New Jersey 08648
                            Telephone:  (609) 219-0100
                            Facsimile:  (609) 219-0101



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                                  /s/ Subir Ray
                                        -------------------------------
                                        Subir Ray
                                        Attorney-In-Fact

                              Address:  c/o Kit C. Wong
                                        Sycamore Ventures
                                        989 Lenox Drive, Suite 208
                                        Lawrenceville, New Jersey 08648
                            Telephone:  (609) 219-0100
                            Facsimile:  (609) 219-0101



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                                /s/ John Witman
                                        ------------------------------
                                        John Whitman
                                        Attorney-In-Fact

                            Address:    c/o Kit C. Wong
                                        Sycamore Ventures
                                        989 Lenox Drive, Suite 208
                                        Lawrenceville, New Jersey 08648
                            Telephone:  (609) 219-0100
                            Facsimile:  (609) 219-0101



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                                /s/ Peter Jerry
                                        --------------------------------
                                        Peter Gerry
                                        Attorney-In-Fact

                            Address:    c/o Kit C. Wong
                                        Sycamore Ventures
                                        989 Lenox Drive, Suite 208
                                        Lawrenceville, New Jersey 08648
                            Telephone:  (609) 219-0100
                            Facsimile:  (609) 219-0101




                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                             /s/ David Lichtenstein
                                        ---------------------------------
                                        David Lichtenstein
                                        Attorney-In-Fact

                            Address:    c/o Kit C. Wong
                                        Sycamore Ventures
                                        989 Lenox Drive, Suite 208
                                        Lawrenceville, New Jersey 08648
                            Telephone:  (609) 219-0100
                            Facsimile:  (609) 219-0101



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                              /s/ Richard Chong
                                        --------------------------------
                                        Richard Chong
                                        Attorney-In-Fact

                            Address:    c/o Kit C. Wong
                                        Sycamore Ventures
                                        989 Lenox Drive, Suite 208
                                        Lawrenceville, New Jersey 08648
                            Telephone:  (609) 219-0100
                            Facsimile:  (609) 219-0101



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                               /s/ Dennis Gorman
                                        -----------------------------
                                        Dennis Gorman

                            Address:    3540 Ranchero Road
                                        Plano, Texas 75093

                            Telephone:  (972) 378-1514
                            Facsimile:  (972) 378-1271



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        SEVIN ROSEN FUND V L.P.

                                        By:  SRB Associates V L.P.
                                             Its General Partner


                                        By:        /s/ Jon W. Bayless
                                           ----------------------------------
                                             Jon W. Bayless
                                             General Partner


                                        SEVIN ROSEN V AFFILIATES FUND L.P.

                                        By:  SRB Associates V L.P.
                                             Its General Partner


                                        By:        /s/ Jon W. Bayless
                                           ----------------------------------
                                             Jon W. Bayless
                                             General Partner


                                        SEVIN ROSEN FUND VI L.P.

                                        By:  SRB Associates VI L.P.
                                             Its General Partner


                                        By:        /s/ Jon W. Bayless
                                           ----------------------------------
                                             Jon W. Bayless
                                             General Partner


                                        SEVIN ROSEN VI AFFILIATES FUND L.P

                                        By:  SRB Associates VI L.P.
                                             Its General Partner


                                        By:        /s/ Jon W. Bayless
                                           ----------------------------------
                                             Jon W. Bayless
                                             General Partner



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        SEVIN ROSEN FUND VII L.P.

                                        By:  SRB Associates VII L.P.
                                             Its General Partner


                                        By:      /s/ Jon W. Bayless
                                           -------------------------------
                                             Jon W. Bayless
                                             General Partner


                                        SEVIN ROSEN VII AFFILIATES FUND L.P.

                                        By:  SRB Associates VII L.P.
                                             Its General Partner


                                        By:  /s/ Jon W. Bayless
                                           -------------------------------
                                             Jon W. Bayless
                                             General Partner

                            Address:    c/o The Sevin Rosen Funds
                                        13455 Noel Road, Suite 1670
                                        Dallas, Texas 75240
                            Telephone:  (972) 702-1100
                            Facsimile:  (972) 702-1103



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                          SEVIN ROSEN BAYLESS MANAGEMENT COMPANY


                                          By: /s/ Jon W. Bayless
                                             ------------------
                                          Name: Jon W. Bayless
                                          Title: General Partner

                              Address:    c/o Jon W. Bayless
                                          The Sevin Rosen Funds
                                          13455 Noel Road, Suite 1670
                                          Dallas, Texas 75240
                              Telephone:  (972) 702-1100
                              Facsimile:  (972) 702-1103

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                          THE L.J. SEVIN TRUST FUND


                                          By: /s/ L.J. Sevin
                                             ---------------
                                          Name: L.J. Sevin
                                          Title: Trustee

                              Address:    c/o The Sevin Rosen Funds
                                          13455 Noel Road, Suite 1670
                                          Dallas, Texas 75240
                              Telephone:  (972) 702-1100
                              Facsimile:  (972) 702-1103

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                           /s/ Jean Denzel, Attorney-in-Fact
                                          ----------------------------------
                                          Benjamin M. Rosen

                              Address:    One Central Park West, Suite 43A
                                          New York, NY 10023
                              Telephone:  (212) 315-0383
                              Facsimile:  (212) 315-0610


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                          CENTERPOINT VENTURE PARTNERS L.P.
                                          A Delaware limited partnership

                                          By: Paluck Associates L.P.,
                                              A Delaware limited partnership
                                              General Partner

                                          By: /s/ Cam McMartin
                                             ------------------------
                                             Cam McMartin
                                             General Partner and CFO

                              Address:    Two Galleria Tower
                                          13455 Noel Road, Suite 1670
                                          Dallas, Texas 75240
                              Telephone:  (972) 702-1101
                              Facsimile:  (972) 702-1103

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                          CENTERPOINT VENTURE FUND II, L.P.

                                          By:  Centerpoint Associates II, L.P.,
                                               Its: General Partner

                                          By:  Centerpoint Associates Management
                                               II, L.L.C.
                                          Its: General Partner



                                          By: /s/ Cam McMartin
                                             ------------------------
                                             Cam McMartin
                                             General Partner and CFO

                              Address:    Two Galleria Tower
                                          13455 Noel Road, Suite 1670
                                          Dallas, Texas 75240
                              Telephone:  (972) 702-1101
                              Facsimile:  (972) 702-1103

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                      INTERWEST PARTNERS VI, L.P.,
                                      a California limited partnership

                                      By: InterWest Management Partners VI, LLC,
                                          a California limited liability
                                          company, its general partner



                                      By:  /s/ Philip T. Gianos
                                          --------------------
                                          Philip T. Gianos
                                          Managing Member



                                      INTERWEST INVESTORS VI, LP,
                                      a California limited partnership

                                      By: Interwest Management Partners VI, LLC,
                                          a California limited liability
                                          company, its general partner


                                      By:   /s/ Philip T. Gianos
                                          -----------------------
                                          Philip T. Gianos
                                          Managing Member

                           Address:   3000 Sand Hill Road, #3-255
                                      Menlo Park, California 94025
                           Telephone: (650) 854-8585
                           Facsimile: (650) 854-4706

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                      INTERWEST PARTNERS VII L.P.,
                                      a California limited partnership

                                      By: InterWest Management Partners VI, LLC,
                                          a California limited liability
                                          company, its general partner



                                      By:   /s/ Philip T. Gianos
                                          ----------------------
                                           Philip T. Gianos
                                           Managing Member



                                      INTERWEST INVESTORS VII, LP,
                                      a California limited partnership

                                      By: Interwest Management Partners VI, LLC,
                                          a California limited liability
                                          company, its general partner


                                      By:   /s/ Philip T. Gianos
                                          ------------------------
                                           Philip T. Gianos
                                           Managing Member


                           Address:   3000 Sand Hill Road, #3-255
                                      Menlo Park, California 94025
                           Telephone: (650) 854-8585
                           Facsimile: (650) 854-4706

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                      G & H PARTNERS

                                      By: /s/ Kirk E. Lundburg
                                          ---------------------------
                                          Kirk E. Lundburg
                                          Partner

                           Address:   2700 Via Fortuna, Suite 300
                                      Austin, TX 78746
                           Telephone: (512) 732-8400
                           Facsmile:  (512) 732-0081

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       /s/ Dietrich R. Erdmann
                                      ------------------------
                                      Dietrich R. Erdmann

                            Address:  Rengestrasse 36
                                      6052 Hergiswil
                                      Switzerland
            Telephone and Facsimile:  41 41 6301372

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       /s/ Steven J. Wallach
                                      ----------------------
                                      Steven J. Wallach

                            Address:  7314 Wester Way
                                      Dallas, Texas 75248
                          Telephone:  (972) 644-4111 x206
                          Facsimile:  (972) 644-4101

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                                         /s/ Frank J. Kozel
                                                        ------------------
                                                        Frank J. Kozel

                                             Address:   6024 Oakcrest Road
                                                        Dallas, Texas 75248
                                             Telephone: (972) 788-5332
                                             Facsimile: (972) 788-5291

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                    DAIN RAUSCHER WESSELS INVESTORS, L.L.C.

                                    By: Dain Rauscher Incorporated, its managing
                                        member

                                    By: /s/ Mary Zimmer
                                        ---------------
                                        Mary Zimmer
                                        Director of Finance and Administration,
                                        Dain Rauscher Wessels, A Division
                                        of Dain Rauscher Incorporated

                              Address:  Dain Rauscher Wessels
                                        60 South 6/th/ Street
                                        Minneapolis, Minnesota 55402

                            Telephone:  (612) 371-2708
                            Facsimile:  (612) 373-1610

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                         PANTHEON PARTNERS LP


                                          By: /s/ Kelly Pan
                                             -----------------
                                            Kelly Pan
                                            Managing Principal

                               Address:   c/o Kelly Pan
                                          Pantheon Capital Management
                                          880 Third Avenue, 16/th/ floor
                                          New York, New York 10022

                               Telephone: (212) 350-7208
                               Facsimile: (212) 350-7296

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       JAMES STABLEFORD


                                       By:  /s/ James Stableford
                                          ----------------------
                                       Name: James Stableford

                           Address:    c/o Amerindo Advisors (UK) Ltd.
                                       43 Upper Grosvenor Street
                                       London, England WIX 9PG

                           Telephone:  011-44207-499-5410
                           Facsimile:  011-44207-499-5166

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                           JOAQUIN GARCIA-LARRIEU


                                           By: /s/ Joaquin Garcia-Larrieu
                                               --------------------------
                                           Name: Joaquin Garcia-Larrieu

                                Address: c/o Amerindo Investment Advisors Inc. 399 Park Avenue, 22/nd/ Floor
                                           New York, NY 10022

                                Telephone: (212) 371-6360
                                Facsimile: (212) 317-9382

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                           MARC WEISS


                                           By: /s/ Marc Weiss
                                               --------------
                                           Name:  Marc Weiss

                                Address: c/o Amerindo Investment Advisors Inc. 399 Park Avenue, 22/nd/ Floor
                                           New York, NY 10022

                                Telephone: (212) 371-6360
                                Facsimile: (212) 656-1396

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                           DANIEL CHAPEY


                                           By: /s/ Daniel Chapey
                                              -------------------
                                           Name: Daniel Chapey

                                Address: c/o Amerindo Investment Advisors Inc. One Embarcadero Center, Suite 2300 San Francisco, CA 94111-3162

                                Telephone: (415) 249-1528
                                Facsimile: (415) 249-1552

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                               /s/ Matthew O.Fitzmaurice
                                              ---------------------------
                                              Matthew O. Fitzmaurice

                                   Address:   150 West Lake Street, Suite 106
                                              Wayzata, MN 55391

                                   Telephone: (612) 249-0104
                                   Facsimile: (612) 249-0105

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                          VERTEX CAPITAL II, LLC



                                          By: /s/ Matthew Fitzmaurice
                                             -----------------------
                                             Name: Matthew Fitzmaurice
                                             Title: Manager

                               Address: c/o Amerindo Investment Advisors, Inc. 150 West Lake Street
                                          Wayzata, MN 55391

                               Telephone: (612) 249-0104
                               Facsimile: (612) 249-0105

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                          VERTEX CAPITAL III, LLC



                                          By: /s/ Matthew Fitzmaurice
                                              -----------------------
                                          Name: Matthew Fitzmaurice
                                          Title: Manager

                               Address: c/o Amerindo Investment Advisors, Inc. 50 West Lake Street
                                          Wayzata, MN 55391

                               Telephone: (612) 249-0104
                               Facsimile: (612) 249-0105

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                     AMERINDO TECHNOLOGY GROWTH FUND II INC.



                                     By:       /s/ Gary Tanaka
                                        --------------------------------------
                                     Name:  Gary Tanaka
                                     Title:  Director

                          Address:   c/o Amerindo Investment Advisors, Inc.
                                     Attn:  Jessica Caruso
                                     399 Park Avenue, 22/nd/ Floor
                                     New York, NY 10022

                          Telephone: (212) 371-6360
                          Facsimile: (212) 980-5118

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                AMERINDO INTERNET FUND PLC



                                By:       /s/ Gary Tanaka
                                   --------------------------------------
                                Name:  Gary Tanaka
                                Title:  Manager

                     Address: c/o Amerindo Investment Advisors, Inc. 399 Park Avenue, 22/nd/ Floor
                                New York, NY 10022

                     Telephone: (212) 371-6360
                     Facsimile: (212) 980-5118

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                EMERGING TECHNOLOGY PORTFOLIO



                                By:       /s/ Gary Tanaka
                                   --------------------------------------
                                Name:  Gary Tanaka
                                Title:  Attorney-in-Fact

                     Address:   c/o Amerindo Investment Advisors, Inc.
                                Attn:  Jessica Caruso
                                399 Park Avenue, 22/nd/ Floor
                                New York, NY 10022

                     Telephone: (212) 371-6360
                     Facsimile: (212) 980-5118

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                    LITTON MASTER TRUST



                                    By:       /s/ Gary Tanaka
                                       --------------------------------------
                                    Name:  Gary Tanaka
                                    Title:  Attorney-in-Fact

                         Address:   c/o Amerindo Investment Advisors, Inc.
                                    Attn:  Jessica Caruso
                                    399 Park Avenue, 22/nd/ Floor
                                    New York, NY 10022

                         Telephone: (212) 371-6360
                         Facsimile: (212) 980-5118

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                    MITCHELL BARTLETT



                                    By:       /s/ Mitchell Bartlett
                                       --------------------------------------
                                    Name:  Mitchell Bartlett

                         Address: c/o Amerindo Investment Advisors Inc. 150 West Lake Street
                                    Wayzata, MN 55391

                         Telephone: (612) 249-0864
                         Facsimile: (612) 249-0105

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                    WILLIAM F. HARTFIEL, III



                                    By:       /s/ William F. Hartfiel, III
                                       --------------------------------------
                                    Name:  William F. Hartfiel, III

                         Address: c/o Amerindo Investment Advisors Inc. 150 West Lake Street
                                    Wayzata, MN 55391

                         Telephone: (612) 249-0104
                         Facsimile: (612) 249-0105

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                             STAR GROWTH ENTERPRISE, A GERMAN
                             CIVIL LAW PARTNERSHIP
                             (with limitation of liability)


                             By:      /s/ Dr. Meir Barel
                                ---------------------------------------------
                             By: SVM Star Ventures
                                 Managementgesellschaft mbH Nr. 3
                                 Managing Partner
                                 By:  Dr. Meir Barel - Managing Director

                  Address:   c/o Star Ventures Management
                             Possartstrasse 9
                             D-81679 Munich
                             Germany

                  Telephone: 011+49-89-4194-30-0
                  Facsimile: 011+49-89-4194-30-30


                             SVM STAR VENTURES
                             MANAGEMENTGESELLSCHAFT MBH NR. 3


                             By:   /s/ Dr. Meir Barel
                                ---------------------------------------------
                                      By:  Dr. Meir Barel - Managing Director

                  Address:   c/o Star Ventures Management
                             Possartstrasse 9
                             D-81679 Munich
                             Germany

                  Telephone: 011+49-89-4194-30-0
                  Facsimile: 011+49-89-4194-30-30

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                         /s/ John Ryan
                                    ----------------------------------------
                                    John Ryan

                         Address:   836 Flaxberry Lane
                                    San Rafael, CA 94903

                         Telephone: (415) 491-0559
                         Facsimile: (415)

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   /s/ Peter Hankin
                              -----------------------------------------
                              Peter Hankin

                   Address:   813 Melville Avenue
                              Palo Alto, CA 94301

                 Telephone:   (650) 325-0732
                 Facsimile:   (650)

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                         /s/ Linda W. Seale
                                    ----------------------------------------
                                    Linda Seale

                         Address:   813 Melville Avenue
                                    Palo Alto, CA 94301

                         Telephone: (650) 325-0732
                         Facsimile: (650)

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                         /s/ James Kent
                                    ----------------------------------------
                                    James Kent

                         Address:   790 Vespucci Lane
                                    Foster City, CA 94404

                         Telephone: (650) 341-8665
                         Facsimile: (650) 561-9767

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                     /s/ James Kent
                               ----------------------------------------
                               San Francisco Investment Partners

                    Address:   30 Sunrise Court, Suite 100
                               Menlo Park, CA  94025

                    Telephone: (650) 341-8665
                    Facsimile: (650) 561-9767

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                     /s/ Joel Jakubson
                                 ----------------------------------------
                                 Joel Jakubson

                      Address:   30 Sunrise Court, Suite 100
                                 Menlo Park, CA 94025

                      Telephone: (650) 341-8665
                      Facsimile: (650) 561-9767

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                               LIU-WANG PARTNERS, LTD.



                               By:           /s/ Jian-Yu Liu
                                  -------------------------------------
                               Name:  Jian-Yu Liu
                               Title:

                    Address:   2721 Woods Lane
                               Garland, Texas 75044

                    Telephone: (972) 495-2418
                    Facsimile:

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                             /s/ Thomas H. Aschenbrenner
                                    ----------------------------------------
                                    Thomas H. Aschenbrenner

                         Address:   6016 Oakcrest
                                    Dallas, Texas 75248

                         Telephone: (972) 392-0840
                         Facsimile: (972) 702-1103

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                          /s/ Kuang-Yi Wu
                                 ----------------------------------------
                                 Kuang-Yi Wu

                      Address:   c/o Chorum Technologies
                                 1303 E. Arapaho Road
                                 Richardson, Texas 75081

                      Telephone: (972)
                      Facsimile: (972)

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                 FOUNDERS:

                                 LIU-WANG PARTNERS, LTD.

                                          /s/ Pei-Lan Wang
                                 ----------------------------------------
                                 Pei-Lan Wang

                      Address:   1155 East Collins Boulevard
                                 Suite 200
                                 Richardson, Texas 75081
                      Telephone: (972) 238-1770
                      Facsimile: (972) 238-1477

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                    LIU-WANG PARTNERS, LTD.


                                             /s/ Jian-Yu Liu
                                    ----------------------------------------
                                    Jian-Yu Liu

                         Address:   1155 East Collins Boulevard
                                    Suite 200
                                    Richardson, Texas 75081
                         Telephone: (972) 238-1770
                         Facsimile: (972) 238-1477

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                           /s/ Kuang-Yi Wu
                                           -------------------------------
                                           Kuang-Yi Wu

                                 Address:  1155 East Collins Boulevard
                                           Suite 200
                                           Richardson, Texas 75081

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   DRW VENTURE PARTNERS, LP

                                   By:  Dain Rauscher Corporation, its General
                                        Partner


                                   By: /s/ Mary Zimmer
                                      ------------------------------------
                                      Mary Zimmer
                                      Director of Finance and Administration,
                                      Dain Rauscher Wessels, A Division
                                      of Dain Rauscher Incorporated


                         Address:  Dain Rauscher Wessels
                                   60 South 6/th/ Street
                                   Minneapolis, Minnesota 55402

                       Telephone:  (612) 371-2708
                       Facsimile:  (612) 373-1610

                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:


                                   Fidelity Securities Fund:
                                   Fidelity Blue Chip Growth Fund


                                   By: /s/ John H. Costello
                                      ---------------------------------------
                                   Name:  John H. Costello
                                   Title: Assistant Treasurer

                         Address:  82 Devonshire Street, E20E
                                   Boston, MA 02109
                                   Attn: Travis Rhodes, Esq.

                       Telephone:  (617) 563-2599
                       Fascimile:  (617)476-7774


             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:


                                   Fidelity Capital Trust:
                                   Fidelity Capital Appreciation Fund


                                   By: /s/ John H. Costello
                                      --------------------------------------
                                   Name: John H. Costello
                                   Title: Assistant Treasurer

                         Address:  82 Devonshire Street, E20E
                                   Boston, MA 02109
                                   Attn: Travis Rhodes, Esq.

                       Telephone:  (617) 563-2599
                       Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:


                                   Fidelity Advisor Series VII:
                                   Fidelity Advisor Technology Fund


                                   By: /s/ John H. Costello
                                      ---------------------------------------
                                   Name:  John H. Costello
                                   Title: Assistant Treasurer

                         Address:  82 Devonshire Street, E20E
                                   Boston, MA 02109
                                   Attn: Travis Rhodes, Esq.

                       Telephone:  (617) 563-2599
                       Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:


                                   Fidelity Advisor Series I:
                                   Fidelity Advisor Equity Growth Fund


                                   By: /s/ John H. Costello
                                      --------------------------------------
                                   Name:  John H. Costello
                                   Title: Assistant Treasurer

                         Address:  82 Devonshire Street, E20E
                                   Boston, MA 02109
                                   Attn: Travis Rhodes, Esq.

                       Telephone:  (617) 563-2599
                       Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:


                                   Fidelity Advisor Series I:
                                   Fidelity Advisor Retirement Growth Fund


                                   By: /s/ John H. Costello
                                      ---------------------------------------
                                   Name:  John H. Costello
                                   Title: Assistant Treasurer

                         Address:  82 Devonshire Street, E20E
                                   Boston, MA 02109
                                   Attn: Travis Rhodes, Esq.

                       Telephone:  (617) 563-2599
                       Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:


                                   Fidelity Advisor Series I:
                                   Fidelity Advisor Small Cap Fund


                                   By: /s/ John H. Costello
                                      --------------------------------------
                                   Name:  John H. Costello
                                   Title: Assistant Treasurer

                         Address:  82 Devonshire Street, E20E
                                   Boston, MA 02109
                                   Attn: Travis Rhodes, Esq.

                       Telephone:  (617) 563-2599
                       Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:


                                   Fidelity Destiny Portfolios:
                                   Destiny II


                                   By: /s/ John H. Costello
                                      ------------------------------------
                                   Name:  John H. Costello
                                   Title: Assistant Treasurer

                         Address:  82 Devonshire Street, E20E
                                   Boston, MA 02109
                                   Attn: Travis Rhodes, Esq.

                       Telephone:  (617) 563-2599
                       Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:


                                   Fidelity Financial Trust:
                                   Fidelity Retirement Growth Fund


                                   By: /s/ John H. Costello
                                      --------------------------------------
                                   Name:  John H. Costello
                                   Title: Assistant Treasurer

                         Address:  82 Devonshire Street, E20E
                                   Boston, MA 02109
                                   Attn: Travis Rhodes, Esq.

                       Telephone:  (617) 563-2599
                       Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:


                                   Fidelity Hastings Street Trust:
                                   Fidelity Contrafund II


                                   By: /s/ John H. Costello
                                      ---------------------------------------
                                   Name:  John H. Costello
                                   Title: Assistant Treasurer

                         Address:  82 Devonshire Street, E20E
                                   Boston, MA 02109
                                   Attn: Travis Rhodes, Esq.

                       Telephone:  (617) 563-2599
                       Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:


                                   Fidelity Mt. Vernon Street Trust:
                                   Fidelity Aggressive Growth Fund


                                   By: /s/ John H. Costello
                                      --------------------------------------
                                   Name:  John H. Costello
                                   Title: Assistant Treasurer

                         Address:  82 Devonshire Street, E20E
                                   Boston, MA 02109
                                   Attn: Travis Rhodes, Esq.

                       Telephone:  (617) 563-2599
                       Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:


                                   Fidelity Select Portfolios:
                                   Technology Portfolio


                                   By: /s/ John H. Costello
                                      -------------------------------------
                                   Name: John H. Costello
                                   Title: Assistant Treasurer

                         Address:  82 Devonshire Street, E20E
                                   Boston, MA 02109
                                   Attn: Travis Rhodes, Esq.

                       Telephone:  (617) 563-2599
                       Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:


                                   Fidelity Advisor Series I:
                                   Fidelity Advisor Value Strategies Fund


                                   By: /s/ John H. Costello
                                      --------------------------------------
                                   Name:  John H. Costello
                                   Title: Assistant Treasurer

                         Address:  82 Devonshire Street, E20E
                                   Boston, MA 02109
                                   Attn: Travis Rhodes, Esq.

                       Telephone:  (617) 563-2599
                       Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:


                                   Fidelity Mt. Vernon Street Trust:
                                   Fidelity New Millennium Fund


                                   By: /s/ John H. Costello
                                      ---------------------------------------
                                   Name:  John H. Costello
                                   Title: Assistant Treasurer

                         Address:  82 Devonshire Street, E20E
                                   Boston, MA 02109
                                   Attn: Travis Rhodes, Esq.

                       Telephone:  (617) 563-2599
                       Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                             INVESTORS:


                                             Variable Insurance Products Fund:
                                             Growth Portfolio


                                             By:     /s/ John H. Costello
                                                ------------------------------
                                             Name:  John H. Costello
                                             Title: Assistant Treasurer

                                 Address:    82 Devonshire Street, E20E
                                             Boston, MA 02109
                                             Attn:  Travis Rhodes, Esq.

                                 Telephone:  (617) 563-2599
                                 Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                             INVESTORS:

                                             Fidelity Focus Technology Fund:


                                             By:     /s/ John H. Costello
                                                -------------------------
                                             Name: John H. Costello
                                             Title: Authorized Signatory

                                 Address:    82 Devonshire Street, E20E
                                             Boston, MA 02109
                                             Attn: Travis Rhodes, Esq.

                                 Telephone:  (617) 563-2599
                                 Fascimile:  (617) 476-7774

             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                             INVESTORS:


                                             Edward C. Johnson Fund



                                             By:   /s/ Richard Weidmann
                                                ------------------------------
                                             Name: Richard Weidmann
                                             Title: Treasurer

                                 Address:    82 Devonshire Street, E20E
                                             Boston, MA 02109
                                             Attn: Travis Rhodes, Esq.

                                 Telephone:  (617) 563-2599
                                 Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                             INVESTORS:


                                             Fidelity Foundation


                                             By:   /s/ Richard Weidmann
                                                ------------------------------
                                             Name: Richard Weidmann
                                             Title: Treasurer

                                 Address:    82 Devonshire Street, E20E
                                             Boston, MA 02109
                                             Attn: Travis Rhodes, Esq.

                                 Telephone:  (617) 563-2599
                                 Fascimile:  (6170 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                             INVESTORS:


                                             Fidelity Non-Profit Management
                                             Foundation


                                             By:   /s/ Richard Weidmann
                                                ------------------------------
                                             Name: Richard Weidmann
                                             Title: Treasurer

                                 Address:    82 Devonshire Street, E20E
                                             Boston, MA 02109
                                             Attn: Travis Rhodes, Esq.

                                 Telephone:  (617) 563-2599
                                 Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                             INVESTORS:


                                             AHIMSA Foundation



                                             By:   /s/ Edith D. Murphy
                                                ------------------------------
                                             Name: Edith D. Murphy
                                             Title: Treasurer

                                 Address:    82 Devonshire Street, E20E
                                             Boston, MA 02109
                                             Attn: Travis Rhodes, Esq.

                                 Telephone:  (617) 563-2599
                                 Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                             INVESTORS:


                                             The Northern Trust Company as
                                             Trustee for the Ford Motor Company
                                             Master Trust Fund


                                             By:   /s/ Susan J. Wallace
                                                ------------------------------
                                             Name: Susan J. Wallace
                                             Title: Second Vice President

                                 Address:    82 Devonshire Street, E20E
                                             Boston, MA 02109
                                             Attn: Travis Rhodes, Esq.

                                 Telephone:  (617) 563-2599
                                 Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


The Northern Trust Company executes this instrument as Trustee of aforesaid, and is not to be held liable in its individual capacity in any way by reason of this instrument


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                             INVESTORS:


                                             Mellon Bank N.A. as Trustee for the
                                             MCI Communications Corporation
                                             Employees Pension Trust, solely in
                                             its capacity as Trustee and not in
                                             its individual capacity, (as
                                             directed by Fidelity Investments)

                                             By:  /s/ Carole Bruno
                                                --------------------------------
                                             Name: Carole Bruno
                                             Title: Authorized Signatory

                                 Address:    82 Devonshire Street, E20E
                                             Boston, MA 02109
                                             Attn: Travis Rhodes, Esq.

                                 Telephone:  (617) 563-2599
                                 Fascimile:  (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------


The decision to participate in the investment, any representations made herein by the participant, and any actions taken hereunder by the participant has/have been made solely at the direction of the investment fiduciary who has sole investment discretion with respect to this investment.


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                 INVESTORS:


                                 Fidelity Small Cap American Fund



                                 By:  /s/ John Costello
                                    ---------------------------------------
                                 Name: John Costello
                                 Title: Authorized Signatory

                    Address:     82 Devonshire Street, E20E
                                 Boston, MA 02109
                                 Attn: Travis Rhodes, Esq.

                    Telephone:   (617) 563-2599
                    Fascimile:   (617) 476-7774



             PLEASE PROVIDE ALL OF THE ABOVE-REQUESTED INFORMATION
             -----------------------------------------------------



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                  SCHEDULE A
                                  ----------

                      Schedule of Investors and Founders

Investors
---------

Spinnaker Crossover Institutional Fund, LP
Spinnaker Crossover Fund, LP
Spinnaker Clipper Fund, LP
c/o Spencer Punter
Bowman Capital Management
1875 South Grant Street, Suite 600
San Mateo, California  94402

James Stableford
Anthony Ciulla
Joaquin Garcia-Larrieu
Ralph Cechettini
William Slattery
Marc Weiss
Dana Smith
Dan Chapey
Matthew Fitzmaurice
Vertex Capital II

Emeric McDonald

ATGF II
c/o Marc Weiss
Amerindo Investment Advisors, Inc.
399 Park Avenue, 22/nd/ Floor
New York, New York  10022

Seligman Communications and Information Fund, Inc.
Seligman New Technologies Fund, Inc.
Seligman Investment Opportunities (Master ) Fund - NTV
 Portfolio
c/o Mike Guthrie
J&W Seligman
125 University Avenue
Palo Alto, California  94301
Sevin Rosen Fund V L.P.
Sevin Rosen V Affiliates Fund L.P.
Sevin Rosen Fund VI L.P.
Sevin Rosen VI Affiliates Fund L.P
Sevin Rosen Fund VII L.P.
Sevin Rosen VII Affiliates Fund L.P.
Marianne Radwan
c/o Jon Bayless
    John Jaggers
13455 Noel Road, Suite 1670
Dallas, Texas 75240


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               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

L.J. Sevin
13455 Noel Road, Suite 1670
Dallas, Texas 75240

Benjamin M. Rosen
One Central Park West
Apartment 43A
New York, New York 10023

InterWest Partners VI, L.P.
InterWest Investors VI, LP
InterWest Partners VII, L.P.
InterWest Investors VII, LP
c/o Philip Gianos
3000 Sand Hill Road, #3-255
Menlo Park, California  94025
CenterPoint Venture Fund II, L.P.

Two Galleria Tower
13455 Noel Road, Suite 1670
Dallas, Texas 75240

Austin Ventures V, L.P.
Austin Ventures V Affiliates Fund, L.P.
c/o Ed Olkkola
114 West 7/th/ Street, Suite 1300
Austin, Texas 78701

Rho Management Trust I
c/o Danielle Bodor/Akiva Katz
152 West 57th Street, 23rd Floor
New York, New York 10019

CG Asian-American Fund, L.P.
Kit C. Wong
Kilin To
Simon Wong
Subir Ray
John Whitman
Peter Gerry
David Lichtenstein
Richard Chong
c/o Sycamore Ventures
989 Lenox Drive, Suite 208
Lawrenceville, New Jersey 08648

Dain Rauscher Wessels Investors, L.L.C.
c/o Scott Malloy
Dain Rauscher Wessels
60 South 6/th/ Street
Minneapolis, Minnesota 55402


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

Pantheon Partners L.P.
c/o Kelly Pan
Pantheon Capital Management
880 Third Avenue, 16/th/ floor
New York, New York 10022

Bayview Investors, Ltd.
c/o Jennifer Sherrill
555 California Street, Suite 2600
San Francisco, California 94104

Crown Growth Partners, LP
Parson Finance Limited
c/o David Bellet
Lincoln Building
Suite 3405
60 East 42/nd/ Street
New York, New York 10165

Roundtable Associates LLC
Lincoln Building
Suite 3405
60 East 42/nd/ Street
New York, New York 10165

David Bellet
c/o Crown Advisors International Ltd.
Lincoln Building, Ste. 3405
60 East 42/nd/ Street
New York, New York 10165

Star Growth Enterprise,
a German Civil Law Partnership
SVM Star Ventures
Managementgesellschaft mbH Nr. 3
c/o Star Ventures Management
Possartstrasse 9
D-81679 Munich
Germany

Mary B. Cash 1992 Grandchildren Trust,
Harry B. Cash Trustee
Two Galleria Tower
13455 Noel Road, Suite 1670
Dallas, Texas 75240

G & H Partners
155 Constitution Drive
Menlo Park, California 94025

Dietrich R. Erdmann
Rengestrasse 36
6052 Hergiswil
Switzerland

Steven J. Wallach
7314 Wester Way
Dallas, Texas 75248



                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

Dennis Gorman
3540 Ranchero Road
Plano, Texas 75093

San Francisco Investment Partners
601 Gateway Boulevard, Suite 550
San Francisco, California 94080

The Subhedar Revocable Trust Dated 2/5/93
88 Spencer Lane
Atherton, California 94027

Richard M. Moley
19910 Robin Way
Saratoga, California 95070

Frank J. Kozel
6024 Oakcrest Road
Dallas, Texas 75248

Shen-Chia Wong
No. 10, Lane 121, Li-Der Road
Peitou District, Taipei, Taiwan
R. O. C.

Cheng Sun Lan
No. 10, Lane 121, Li-Der Road
Peitou District, Taipei, Taiwan
R. O. C.

Li Hung Yang
No. 10, Lane 121, Li-Der Road
Peitou District, Taipei, Taiwan
R. O. C.

Thomas H. Aschenbrenner
6016 Oakcrest
Dallas, Texas 75248


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

Founders
--------

Pei-Lan Wang (Liu-Wang Partners, Ltd.)
1155 East Collins Boulevard, Suite 200
Richardson, Texas 75081

Jian-Yu Liu (Liu-Wang Partners, Ltd.)
1155 East Collins Boulevard, Suite 200
Richardson, Texas 75081

Kuang-Yi Wu
1155 East Collins Boulevard, Suite 200
Richardson, Texas 75081

Shen-Chia Wong
No. 10, Lane 121, Li-Der Road
Peitou District, Taipei, Taiwan
R. O. C.

Cheng Sun Lan
No. 10, Lane 121, Li-Der Road
Peitou District, Taipei, Taiwan
R. O. C.

Li Hung Yang
No. 10, Lane 121, Li-Der Road
Peitou District, Taipei, Taiwan
R. O. C.


                  SIGNATURE PAGE TO CHORUM TECHNOLOGIES INC.
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT